                               BT INVESTMENT FUNDS

                             DISTRIBUTION AGREEMENT

                      Appendix A to Distribution Agreement

                                     between

                 BT Investment Funds and ICC Distributors, Inc.

                         As Last Revised: June 28, 2002



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         Series                                                Distribution Fee                 Service Fee
------------------------------------------------------ ---------------------------------- ------------------------
Mid Cap Fund - Investment Class                                      None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Mid Cap Fund - Institutional Class                                   None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Mid Cap Fund - Class A Shares                                       0.25%                          None
------------------------------------------------------ ---------------------------------- ------------------------
Mid Cap Fund - Class B Shares                                       0.75%                         0.25%
------------------------------------------------------ ---------------------------------- ------------------------
Mid Cap Fund - Class C Shares                                       0.75%                         0.25%
------------------------------------------------------ ---------------------------------- ------------------------
Lifecycle Short Range Fund - Investment Class                        None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Lifecycle Mid Range Fund - Investment Class                          None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Lifecycle Long Range Fund - Investment Class                         None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Cash Management Fund Investment                                      None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Treasury Money Fund Investment                                       None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Tax Free Money Fund Investment                                       None                          None
------------------------------------------------------ ---------------------------------- ------------------------
NY Tax Free Money Fund Investment                                    None                          None
------------------------------------------------------ ---------------------------------- ------------------------
International Equity Fund - Investment Class                         None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Small Cap Fund - Investment Class                                    None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Small Cap Fund - Class A Shares                                     0.25%                          None
------------------------------------------------------ ---------------------------------- ------------------------
Small Cap Fund - Class B Shares                                     0.75%                         0.25%
------------------------------------------------------ ---------------------------------- ------------------------
Small Cap Fund - Class C Shares                                     0.75%                         0.25%
------------------------------------------------------ ---------------------------------- ------------------------
PreservationPlus Income Fund                                         None                         0.25%
------------------------------------------------------ ---------------------------------- ------------------------
Quantitative Equity Fund - Investment Class                          None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Quantitative Equity Fund - Institutional Class                       None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Global Equity Fund - Institutional Class                             None                          None
------------------------------------------------------ ---------------------------------- ------------------------
Global Equity Fund - Class A Shares                                 0.25%                          None
------------------------------------------------------ ---------------------------------- ------------------------
Global Equity Fund - Class B Shares                                 0.75%                         0.25%
------------------------------------------------------ ---------------------------------- ------------------------
Global Equity Fund - Class C Shares                                 0.75%                         0.25%
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